                         SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                     FORM 8-K(A)




                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES AND EXCHANGE ACT OF 1934



                           Date of Report: October 23, 1997



                              JACOR COMMUNICATIONS, INC.



                                       DELAWARE
                    (State or Other Jurisdiction of Incorporation)


       0-12404                                              31-0978313
(Commission File No.)                          (IRS Employer Identification No.)



                            50 East RiverCenter Boulevard
                                      12th Floor
                                 Covington, KY 41011

                                    (606) 655-2267

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     In December 1997, Citicasters Co., an indirect wholly-owned subsidiary of Jacor Communications, Inc. (the "Company" or "Jacor"), signed an Agreement of Sale to acquire the assets of 17 radio stations from Nationwide Communications Inc. ("NCI" or "Nationwide") and its affiliated entities for a purchase price of approximately $620 million in cash. The Company closed this transaction on August 10, 1998.

     The Company has previously reported on this transaction in its Form 8-Ks filed by the Company on November 4, 1997 and January 5, 1998, as amended on January 20, 1998 and April 30, 1998, respectively, which filed audited financial statements for NCI and unaudited pro forma financial information for this transaction. This amendment is being filed to include NCI's unaudited financial statements for the six months ended June 30, 1998 and unaudited pro forma financial information for the six months ended June 30, 1998.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Nationwide Communications Inc.

          Unaudited Combined Balance Sheet as of June 30, 1998.

          Unaudited Combined Statement of Earnings for the six months ended June 30, 1998.

          Unaudited Combined Statement of Cash Flows for the six months ended June 30, 1998.

          Notes to Unaudited Combined Financial Statements

     (b)  Pro Forma Financial Information

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1998.

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.

          Notes to Unaudited Pro Forma Financial Information.

     (c)  Exhibits

          2.1 Agreement of Sale dated December 19, 1997 by and between Nationwide Mutual Insurance Company, Employers Insurance of Wausau, Nationwide Communications Inc., San Diego Lotus Corp., The Beak and Wire Corporation, Citicasters Co. and Jacor Communications Company (omitting schedules and exhibits not deemed material).*

          99.1  Press Release dated October 13, 1997.*

          99.2  Press Release dated October 23, 1997.*

          99.3  Press Release dated October 27, 1997.*

          99.4  Press Release dated August 10, 1998.

*    Previously filed.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JACOR COMMUNICATIONS, INC.



August 14, 1998                By: /s/ R. Christopher Weber
                                   -----------------------------------
                                   R. Christopher Weber, Senior Vice President
                                   and Chief Financial Officer

                                     Item 7(a)

                            NATIONWIDE COMMUNICATIONS
                            (Broadcast Operations of
                       Nationwide Mutual Insurance Company)

                       ------------------------------------

                     Unaudited Combined Financial Statements

                     For the six months ended June 30, 1998

                             NATIONWIDE  COMMUNICATIONS
           (Broadcast Operations of Nationwide Mutual Insurance Company)

                               Combined Balance Sheet
                                   June 30, 1998
                                    (unaudited)

                                    Assets
                                    ------
Current assets:
   Cash and cash equivalents                                                     $   12,694,806
   Accounts receivable, net of allowance for doubtful accounts                       24,402,703
   Notes receivable, current portion                                                    976,054
   Deferred income taxes                                                                834,811
   Assets held for sale                                                              44,667,939
   Prepaid expenses                                                                     920,897
                                                                                  --------------
                    Total current assets                                             84,497,210
                                                                                  --------------

Property and equipment, net                                                          17,644,399
Broadcast licenses and other intangibles, net                                       247,116,895
Notes receivable, excluding current portion                                           4,408,622
Other assets                                                                          2,887,557
                                                                                  --------------
                    Total assets                                                 $  356,554,683
                                                                                  --------------
                                                                                  --------------
                       Liabilities and Division Equity
                       -------------------------------

Current liabilities:
   Advances from Parent                                                          $   92,000,000
   Accounts payable                                                                     783,568
   Accrued compensation and benefits                                                  1,997,506
   Accrued expenses and other current liabilities                                       856,086
   Accrued professional fees                                                            560,135
   Accrued property and sales tax                                                       296,177
   Income taxes payable                                                               5,047,313
                                                                                  --------------
                    Total current liabilities                                       101,540,785
                                                                                  --------------

Deferred compensation                                                                 2,473,379
Accrued retirement benefits                                                           2,883,133
Deferred income taxes                                                                15,282,171
                                                                                  --------------
                    Total liabilities                                               122,179,468
                                                                                  --------------
Division equity:
   Paid-in capital                                                                   12,510,000
   Contributed capital for combined radio station                                    22,500,000
   Retained earnings                                                                199,365,215
                                                                                  --------------
                    Total division equity                                           234,375,215
                                                                                  --------------
                    Total liabilities and division equity                        $  356,554,683
                                                                                  --------------
                                                                                  --------------

See accompanying notes to unaudited combined financial statements.

                             NATIONWIDE  COMMUNICATIONS
           (Broadcast Operations of Nationwide Mutual Insurance Company)

                          Combined Statement of Earnings
                     For the six months ended June 30, 1998
                                   (unaudited)

Broadcast revenues                                                 $  57,845,221
Less agency commissions                                                7,674,300
                                                                    -------------
                    Net revenues                                      50,170,921

Broadcast operating expenses                                          39,622,944
Depreciation and amortization                                          5,044,017
Corporate general and administrative expenses                          1,405,576
                                                                    -------------
                    Operating income                                   4,098,384
                                                                    -------------

Interest income                                                          460,934
Interest expense                                                          (9,168)
Other expense, net                                                        (4,237)
                                                                    -------------
                    Nonoperating income, net                             447,529
                                                                    -------------
                    Income before taxes                                4,545,913
Income tax expense                                                     1,545,610
                                                                    -------------
                    Net income                                      $  3,000,303
                                                                    -------------
                                                                    -------------

See accompanying notes to unaudited combined financial statements.

                             NATIONWIDE  COMMUNICATIONS
           (Broadcast Operations of Nationwide Mutual Insurance Company)

                         Combined Statement of Cash Flows
                          Six months ended June 30, 1998
                                   (unaudited)

Cash flows from operating activities:
  Net income                                                                           $   3,000,303
  Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                        5,044,017
      Provision for doubtful accounts receivable                                            (136,636)
      Deferred income taxes                                                                  119,687
      Changes in assets and liabilities, net of effects of acquisitions and disposals:
          Accounts receivable                                                             (1,297,804)
          Prepaid expenses and other assets                                                  746,462
          Accounts payable                                                                (1,596,123)
          Accrued expenses and other liabilities                                          (1,373,042)
          Income taxes payable                                                             1,371,313
                                                                                         ------------
               Net cash provided by operating activities                                   5,878,177
                                                                                         ------------
Cash flows from investing activities:
  Additions to property and equipment                                                     (1,351,986)
                                                                                         ------------
               Net cash used by investing activities                                      (1,351,986)
                                                                                         ------------
Cash flows from financing activities:
  Repayments of long-term debt                                                              (500,000)
                                                                                         ------------
               Net cash used by financing activities                                        (500,000)
                                                                                         ------------
               Net increase in cash and cash equivalents                                   4,026,191

               Cash and cash equivalents at beginning of period                            8,668,615
                                                                                         ------------
               Cash and cash equivalents at end of period                              $  12,694,806
                                                                                         ------------
                                                                                         ------------

See accompanying notes to unaudited combined financial statements.

                            NATIONWIDE COMMUNICATIONS
            (Broadcast Operations of Nationwide Mutual Insurance Company)

                  Notes to Unaudited Combined Financial Statements


(1)  SUBSEQUENT EVENT

     On August 10, 1998, Nationwide completed the sale of substantially all of its radio station assets (exclusive of cash, cash equivalents, accounts receivable and notes receivable) to Citicasters Co., a wholly owned subsidiary of Jacor, for $620 million.

(2)  FINANCIAL STATEMENTS

     The financial statements included herein have been prepared by Nationwide, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Although certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, Nationwide believes that the disclosures are adequate to make the information presented not misleading and reflect all adjustments (consisting only of normal recurring adjustments) which are necessary for a fair presentation of results of operations for such period. It is suggested that these financial statements be read in conjunction with the combined financial statements for the year ended December 31, 1997 and the notes thereto, previously filed in Jacor's form 8-K, as amended on April 30, 1998.

                                     ITEM 7(b)

                      UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information, which is based on the historical financial statements of Jacor and Nationwide, has been prepared to illustrate the effects of the Nationwide acquisition, the disposition of certain radio stations in San Diego, and the related financing. The pro forma financial information does not give effect to certain radio station exchange transactions described in exhibit 99.4 to this current report. In management's opinion, the value of the assets are considered to be equal and such transactions would have an immaterial impact on this pro forma financial information.

     The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1998 gives effect to the Nationwide acquisition and the San Diego dispositions as if such transactions had been completed January 1, 1998. The unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 has been prepared as if the Nationwide acquisition and the San Diego dispositions had been completed on June 30, 1998.

     The Nationwide acquisition will be accounted for using the purchase method of accounting. The total purchase costs of the Nationwide acquisition will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Unaudited Pro Forma Financial Information is preliminary. The final allocation of the purchase price will be contingent upon the receipt of final appraisals of the acquired assets. The Unaudited Pro Forma Financial Information is not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.

     The Unaudited Pro Forma Financial Information should be read in conjunction with Jacor's unaudited Consolidated Financial Statements and notes thereto included in Jacor's Quarterly Report on Form 10-Q and Nationwide's unaudited Combined Financial Statements and notes thereto included in this Current Report on Form 8-K(A).

                     JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          Six Months ended June 30, 1998

                       (in thousands, except per share amounts)


                                                               Nationwide     Acquisition       Total
                                Historical     Historical      Pro Forma       Pro Forma      Combined
                                   Jacor       Nationwide     Adjustments     Adjustments     Pro Forma
                                ----------     ----------     -----------     -----------     ---------
Net revenue                      $325,864      $ 50,171                       $ (2,673) (c)   $373,362
Broadcast operating expenses      228,100        39,623       $   (738) (a)     (9,573) (c)    257,412
Depreciation and amortization      56,283         5,044            299  (b)      2,767  (d)     64,393
Corporate general and
  administrative expenses           8,174         1,406                         (1,406) (c)      8,174

                                 ---------     ---------      ----------       ---------      ---------
   Operating income                33,307         4,098            439           5,539          43,383

Interest expense                  (49,037)           (9)                       (11,719) (e)    (60,765)
Other income, net                   8,754           457                                          9,211
                                 ---------     ---------      ----------       ---------      ---------
 (Loss) income before
   income taxes                    (6,976)        4,546            439          (6,180)         (8,171)
                                 ---------     ---------      ----------       ---------      ---------
Income tax credit (expense)         5,100        (1,546)                         2,472  (f)      6,026
                                 ---------     ---------      ----------       ---------      ---------
 Net (loss) income                ($1,876)       $3,000       $    439         ($3,708)        ($2,145)
                                 ---------     ---------      ----------       ---------      ---------
                                 ---------     ---------      ----------       ---------      ---------
 Loss per common share             ($0.04)                                                      ($0.04)

Number of common shares
  used in per share
  computations                     49,696                                                       49,696

                     JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1998
                                 (IN THOUSANDS)


                                                  Nationwide      Disposal
                                    Historical     Station           of           Pro Forma
                                       Jacor      Acquisition     San Diego       Combined
                                    ----------    ----------     -----------     -----------
Current Assets:
  Cash                              $  314,842     ($342,000)(h)  $  65,000 (i)   $   37,842
  Accounts Receivable                  162,991                                       162,991
  Prepaid Expenses and Other
    Current Assets                      45,083                                        45,083
                                    ----------    ----------      ----------      ----------
      Total Current Assets             522,916      (342,000)        65,000          245,916

Property and Equipment, net            216,777        28,000 (g)     (2,000) (i)     242,777
Intangible Assets, net               2,144,639       604,000 (g)    (63,000) (i)   2,685,639
Other Assets                            86,730                                        86,730
                                    ----------    ----------      ----------      ----------
      Total Assets                  $2,971,062      $290,000      $       0       $3,261,062
                                    ----------    ----------      ----------      ----------
                                    ----------    ----------      ----------      ----------

Current Liabilities:
  Accounts Payable, Accrued
    Liabilities and Other
    Current Liabilities             $  105,610                                    $  105,610
                                    ----------    ----------      ----------      ----------
      Total Current Liabilities        105,610             0              0          105,610

Long-term debt                         939,555      $290,000 (h)                   1,229,555
Liquid Yield Option Notes              298,628                                       298,628
Other Liabilities                      117,874                                       117,874
Deferred tax liability                 343,184                                       343,184

Shareholders' Equity:
  Common Stock                             510                                           510

  Additional Paid-In Capital         1,114,769                                     1,114,769

  Common Stock Warrants                 31,500                                        31,500
  Retained Earnings                     19,432                                        19,432
                                    ----------    ----------      ----------      ----------
      Total Shareholders' Equity     1,166,211             0              0        1,166,211

      Total Liabilities and         ----------    ----------      ----------      ----------
       Shareholders' Equity         $2,971,062      $290,000      $       0       $3,261,062
                                    ----------    ----------      ----------      ----------
                                    ----------    ----------      ----------      ----------

                     JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                    (IN THOUSANDS)

(a)  The adjustment represents the elimination of time brokerage agreement fees.

(b) The adjustment reflects the additional depreciation and amortization expense resulting from the allocation of Nationwide's purchase price of KXGL in San Diego.

(c) The adjustments represent revenue and expense eliminations from the divestitures of two San Diego stations and estimated expense savings of $6,619 for the six months ended June 30, 1998. Expense savings will result from the elimination of redundant broadcast operating expenses arising from the operation of multiple stations in broadcast areas, changes in benefit plan and compensation structures to conform with Jacor's and the elimination of Nationwide's corporate office function. Estimated savings are as follows:

                                                            Six months ended
                                                              June 30, 1998
                                                            -----------------
Corporate general and administrative...................         $  1,406
Benefit Plan expenses..................................            1,425
Commissions............................................              338
Promotion and programing...............................            1,250
Personnel reductions...................................            1,600
Other..................................................              600
                                                                --------
                                                                $  6,619
                                                                --------
                                                                --------


(d) The adjustment reflects the additional depreciation and amortization expense resulting from the allocation of Jacor's purchase price to the assets acquired including an increase in property and equipment and identifiable intangible assets to their estimated fair market values.

(e) The adjustment reflects additional interest expense related to additional borrowings under the Credit Facility and previously completed debt offerings in February 1998 to finance, in part, the acquisition of Nationwide.

(f)  To provide for the tax effect of pro forma adjustments.

(g) The adjustment represents the allocation of Jacor's purchase price for Nationwide, including estimated expenses of $12,000, to the estimated fair value of the assets acquired and the recording of goodwill associated with the acquisition.

(h) The adjustments represent the incremental utilization of cash and borrowings under the Credit Facility to finance the acquisition of Nationwide's radio stations.

(i) The adjustments represent the cash received for the sale of two San Diego stations for $65,000 and the disposition of the related assets.